UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

OptimizeRx Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-38543	26-1265381
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248-651-6568

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2022 Annual Meeting of Stockholders (“Annual Meeting”) was held on June 9, 2022. During the Annual Meeting, stockholders were asked to consider and vote upon three proposals: (1) to elect six directors, each to serve for a term that expires at the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; and (3) to ratify UHY LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

On the record date of April 14, 2022, there were 18,152,349 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. For each proposal, the results of the stockholder voting were as follows:

1.	The following nominees were each elected to serve as director for a term that expires at the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
William J. Febbo	13,231,384	777,882	1,171,020
Gus D. Halas	10,008,903	4,000,363	1,171,020
Lynn O’Connor Vos	10,311,772	3,697,494	1,171,020
James Lang	10,442,023	3,567,243	1,171,020
Patrick Spangler	12,089,880	1,919,386	1,171,020
Gregory D. Wasson	13,709,875	299,391	1,171,020

2.	The compensation of the Company’s named executive officers, as described in the proxy statement, was approved on an advisory basis based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
8,907,079	4,678,794	423,393	1,171,020

3.	UHY LLP was ratified as the Company’s independent registered public accounting firm for the 2022 fiscal year based upon the following votes:

Votes in Favor	Votes Against	Abstain
15,154,056	3,406	22,824

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMIZERX CORPORATION

Date: June 13, 2022	By:	/s/ Marion Odence-Ford
	Name:	Marion Odence-Ford
	Title:	General Counsel

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